Exhibit 99.2

THE POWER WITHIN Building a U.S. Coal Industry Powerhouse — and a World-Class Global Met Franchise
Arch Coal, Inc. Acquisition of International Coal Group, Inc.
May 2011

Forward-Looking Information
This presentation contains “forward-looking statements” — that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission.
This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies.

We’re building a U.S. coal industry powerhouse —and a world-class global metallurgical coal franchise
Leading Met 2nd largest U.S. (top 10 global) met producer
1. Coal Supplier Blending synergies will optimize met franchise Significant reserve expansion opportunities Growth 25% reserve boost to create #2 U.S. coal reserve holder
2. Profile 85% increase in met coal volumes by 2015
Build out of thermal platform in new basins and for export
Market Major producer in under-supplied met markets
3. Leverage Highly levered to improving domestic thermal markets
Growing player in robust seaborne thermal markets Shareholder Most Diversified Operations in every major supply basin Value
4. U.S. Producer Strategically balanced met/thermal portfolio #1 or #2 position in core operating regions Culture Shared culture of safety and environmental commitment
5. Fit Low-cost operations in every major domestic supply basin Union-free workforce with minimal legacy liabilities Strategic Accretive to EPS in first full year after close
6. Transaction Estimated annual synergies of $70-80 million Substantial pro forma free cash flow generation
Slide 3

Transaction details
Purchase Price • $14.60 per share in cash
• Total transaction value of $3.4 billion* Structure • Cash tender offer with back end merger
• Shareholders who own 17% of ICG have agreed to tender shares Financing • Committed financing in place to fund acquisition
• Permanent financing will be a mix of debt and sufficient equity to retain existing credit rating
• Majority debt financing
Conditions • Minimum tender condition of 50.1%
• Regulatory approvals and other customary closing conditions Timing • Tender to commence around the middle of May
• Expected to close by mid-year 2011
* Based on conversion of ICG’s convertible senior notes and Slide 4 remaining net debt of approximately $63 million.

Combination Strategic Rationale

Arch will become the 2nd largest U.S. met coal producer — and a top 10 global met supplier
Top Five U.S. Metallurgical Coal Producers • Arch will have significant scale
(2011 expected sales, in millions of tons)
and leverage in domestic and
25
international met coal markets
11
• With optimal use of Arch’s existing
ICG 8 8 8
export capabilities, the combined
6
company will become a larger met
ANR* ACI* PCX WLT* CNX CLF coal seaborne supplier
• Future growth opportunities at
Top Ten Global Metallurgical Coal Producers
(2011 expected sales, in millions of tons) the combined entity will likely lift
65 met volume levels meaningfully
27 25
over the next five years
17 16 16 • Undeveloped high-vol A met
14 14
11 coal reserves should allow Arch
10
ICG to become an even larger global
BHP TCK ANR* WLT* AAL MTL XTA RIO ACI* BTU supplier of met coal
Sources: ACI, Wall Street Research and Public Data Slide 6 * Pro Forma for ACI, ANR and WLT
WLT in U.S. chart excludes Canadian production

We expect continued strength in world met coal demand driven by growth in global steel consumption
Growth in World Steel Consumption
(in billions of tonnes of finished steel) • Growth in world steel consumption
2.5
is projected to increase
2.0
approximately 60 percent during 1.5 the next decade — with Asia 1.0 expected to drive met coal demand 0.5 going forward 0.0 • With production and transportation
2000 2005 2010P 2014P 2020P
constraints, global met coal
Projected Deficit in Seaborne Coal Supply Trade
(in millions of tonnes) supply will remain tight for the
0 next five years and likely beyond -25 • Internal forecasts suggest that global seaborne coal markets will
-50 be under-supplied through at least 2015
-75 2011P 2012P 2013P 2014P 2015P
Sources: World Steel Association and ACI
Slide 7

The acquisition provides expanded customer offerings through optimal met coal blending opportunities
2010 Seaborne Metallurgical Coal Supply • The U.S. is a significant supplier
(in millions of tonnes) of seaborne metallurgical coal —second only to Australia
159
Met • Blending Arch’s large volume of 40% high-vol coal with ICG’s complementary quality coals: PCI/Met — Maximizes value of combined Blend51 company’s coals in seaborne 18% 26 18 trade via Arch’s existing and
15 expanding port access
Australia U.S. Canada Russia Mongolia
— Creates synthetic mid-vol
Low-Vol Mid-Vol High-Vol coals, which command highest market premium
— Expands product offerings in low, mid and high-vol segments
Slide 8 Sources: Wood-Mac and ACI

The acquisition provides a compelling growth opportunity to double metallurgical coal volumes by 2014
Metallurgical Coal Volumes
(in millions of tons) 15.0 12.0 Tygart Valley #1 Baltimore Ports Tygart Valley #2, #3 9.0 Norfolk Ports
6.0
• Build-out of Tygart Valley #1 mine will boost 3.0 future metallurgical coal volumes by 2014
• Portfolio of Mountain Laurel and Tygart coal mines will create world-class metallurgical
0.0
2010 2011E By 2014 By 2015 coal asset base
Arch ICG Expanded Platform • Undeveloped high-vol A reserves (115 million tons) create opportunities for further volume growth over next five years
Slide 9

The acquisition greatly augments Arch’s platform for future growth in the Illinois Basin
• The 2.5 million tpy Viper Mine is a low-Illinois Basin cost and highly competitive operation
• With the addition of ICG, Arch’s coal reserves will climb to 736 million tons in the Illinois Basin
Viper Mine
• Arch owns a 49% equity stake in Knight Macoupin Reserves Hawk, which sold 4 million tons in 2010
• With the construction of Lost Prairie,
Lost Prairie Arch could have 10-12 million tons of
Reserves production in this basin, destined for
Knight Hawk Complex* domestic and export thermal markets
Legend • Arch is building a large portfolio of low-
Arch Assets chlorine assets in the Illinois Basin,
ICG Assets/Reserves which should yield a significant
River Docks ACI Headquarters advantage in the marketplace
Sources: ACI, Ventyx Slide 10 *49% equity interest

Arch will play a growing role in the global seaborne met and thermal coal trade
• Current export capabilities can further liberate ICG’s met and thermal production East Coast • Own 22% interest in DTA in Newport News, VA which has throughput capacity of ~20 million tpy
• Ownership and throughput rights at river Gulf Coast facilities in Kentucky and Illinois
• Ability to blend ILB coals with products from (New Orleans) every major operating region for sale into the seaborne market is unmatched
• Secured 38% interest in Millennium Bulk Terminals in Washington state West Coast • Agreement with Ridley Terminal in Canada
• Commitments to move Western Bituminous coals through ports in California
Slide 11

Around the world, countries are building coal plants to fuel electricity needs
New Coal-Fueled Generation Coming Online by 2015 Under 249 GW (Capacity under construction, in GW, from 2011-2015) Construction 790 million tons Total 425 GW
1.4 billion tons
Europe CIS countries United States China
4 17
8 83 India 2 97 Latin America 5 27 Africa 6
Other Asia Middle East 425 GW of total coal-fueled capacity is planned to be online by 2015 ... and will be fueled by 1.4 billion tons of coal
Slide 12
Sources: ACI and Platts International, estimates based on plants currently under construction or planned

Acqui sition strengthens Arch’s position as one of the largest coal producers in the U.S. and the world
Top Five U.S. Coal Producers Top Five U.S. Reserve Holders Top Five Global Coal Producers
(in millions of tons) (in billions of tons) (in millions of tons)
246
431
7.8 179
248 246 5.5 122 5.0
4.4 179 97
122
|
64 1.8
BTU ACI * ANR* CLD CNX BTU ACI * ANR* CNX PCX Coal Shenhua BTU ACI *ANR* India #2 #2 #4 Slide 13 Sources: ACI, Ventyx, Company filings * Pro forma

Arch will be the #1 or #2 producer in each of the major low-sulfur basins
Top Producers in Southern PRB** • PRB: Arch is the second largest
141
128 overall producer in the southern
74 PRB — and the largest producer
49
26 of 8800-Btu coal
Peabody Arch Cloud Peak Alpha Kiewit
Top Producers in Western Bituminous** • WBIT: Arch is the leading producer in the Western
16
Bituminous Region, where export
9 8
5 opportunities are increasing
Arch Pacificorp Peabody Chevron
Top Producers in CAPP** • CAPP: Arch will be the second largest producer and the low
53 cost leader in the region, with a 22 large volume mix of met coal
17 106 Alpha* Arch* Patriot Consol James River
Sources: ACI, Ventyx
* Pro forma
Slide 14
** Figures based on 2010 sales data for ACI and MSHA production data for peers, in millions of tons

Acquisition cements Arch’s position as the most diversified U.S. coal producer
5.5-Billion-Ton Reserve Base
Thermal reserves
(pro forma reserves at 12/31/10) Northern Powder Met/PCI reserves
River Basin
1,353 million
Northern Appalachia Southern Powder 189 million River Basin 262 million
1,905 million
Central Appalachia Western Bituminous 464 million
455 million 169 million
Illinois Basin
73
6 million
• Expands operations to every major coal-supply basin
• Extends portfolio to include wholly owned operations in ILB and NAPP
• Creates unmatched U.S. product slate, with representation in all major basins
Slide 15

Arch’s newly expanded platform provides a strategically balanced thermal and met coal portfolio
2010 Pro Forma Tons Sold 2010 Pro Forma Revenues 2010 Pro Forma EBITDA (percent of total tons by region) (percent of revenues by region) (percent of segment EBITDA by region)
83% 50% 50% Western Eastern*
Sources: ACI, ICG company filings Slide 16 * Eastern operations include Illinois Basin

In terms of compatibility, we make a good match
Safety and Environmental Low-Cost Operator
Existing safety and environmental values Strong operational management team that provide a solid foundation on which to build mirrors Arch’s philosophy of operating large-scale, low-cost mines; production mix skews heavily underground in Appalachia
Coal Industry Powerhouse
Similar Workforce Clean Balance Sheet
High-performing, productive and union-free Low level of legacy liabilities will allow Arch workforce that is focused on creating to maintain one of the cleanest balance shareholder value sheets in the U.S. coal industry
Slide 17

Arch has a proven management team with a record of highly successful transactions
• Highly experienced senior management team
— Top 10 officers have an average of 25+ years experience in the industry
• Exceptional track record of integrating assets
• Proven ability to de-lever balance sheet following acquisitions
— Nearly $3 billion in acquisitions since formation as public company
9 Ashland Coal 9 ARCO Coal Company 9 North Rochelle 9 Jacobs Ranch
• Completed major organic mine developments over the past decade
• Recognized as one of industry’s most skillful operators
Slide 18

THE POWER WITHIN
Arch Coal, Inc.

ICG offers significant synergies with Arch; Arch has a history of exceeding synergy targets

Synergies with ICG

Marketing	Creating synthetic mid-vol product
	Leveraging broader product slate
	Unlocking export value via logistics network
Operating	Purchasing savings
	Insurance / bonding cost savings
SG&A	Administrative savings
Total	**$70 million – $80 million**

History of Exceeding Targets

Transaction	Announced Synergies	Captured Synergies
North Rochelle	$15 - $20 million	~$30 million
Jacobs Ranch	$45 - $55 million	~$60 million

Slide 19

Deal Dynamics

The combined company presents a strong pro forma estimated financial outlook
Revenues (in $ billions)
$5.0+ • Pro forma revenues of $3.8+ $5+ billion
• Expected growth in EBITDA
Arch Arch pro forma of nearly 40 percent
Adjusted EBITDA (in $ millions) $1,370 • Improved EBITDA margin to
$75* ~27 percent of revenues $990
• Prudent management of capital expenditures
Arch Arch pro forma • Significant cash flow
Capital Spending (in $ millions) generation capabilities
$625 $390
Notes: Arch Arch pro forma
2011 estimated data represents mid-point of provided guidance by respective companies in Q1 earnings releases.
Estimated revenues based on production and average price guidance Slide 21 * Represents average yearly run-rate synergies

Fully committed acquisition financing
• Fully committed bridge facility by Morgan Stanley and PNC
— Sufficient to fund acquisition and redeem ICG’s debt
• Permanent financing —Mix of debt and equity —Majority of financing in debt securities —Objective to retain current credit rating
• Targeting new revolver of $1.5 billion
• Prudent financing to retain flexibility and sound liquidity position going forward
Slide 22

THE POWER WITHIN

Arch Coal, Inc.

Arch maintains one of the cleanest balance sheets in the U.S. coal industry

Legacy Liabilities of Largest U.S. Coal Companies

(at 12/31/10 pro forma, in $ millions)


4,451
1,951
1,792
1,657
640
CNX
PCX
ANR*
BTU
ACI*
Workers' Comp
Pension
Post-Retirement Medical
Reclamation

- Lowest level of **legacy liabilities** versus largest public U.S. coal companies
- Low legacy liabilities at ICG
- Approximately two-thirds of Arch's pro forma legacy liabilities are comprised of reclamation liabilities

Slide 23

Sources: ACI and Public Data

* Pro Forma

Acquisition creates a U.S. coal industry powerhouse —and a world-class met coal franchise
1. No. 2 U.S. (Top 10 Global) Met Coal Producer
2. Compelling Future Growth Profile
3. Significant Leverage to Met/Thermal Markets
Shareholder Value
4. Most Diversified and Balanced U.S. Producer
5. Right Culture Fit
6. Financially Strong, Strategic Transaction
Slide 24

Building a U.S. Coal Industry Powerhouse — and a World-Class Global Met Franchise
Arch Coal, Inc. Acquisition of International Coal Group, Inc.
May 2011

Important Additional Information
This presentation is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any shares of International Coal Group’s (“ICG”) common stock. The tender offer described herein has not yet been commenced. On the commencement date of the tender offer, an offer to purchase, a letter of transmittal and related documents will be filed with the Securities and Exchange Commission (SEC). The solicitation of offers to buy shares of ICG’s common stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents. Investors and ICG securityholders are strongly advised to read both the tender offer statement and the solicitation/recommendation statement that will be filed by ICG regarding the tender offer when they become available as they will contain important information. Investors and securityholders may obtain free copies of these statements (when available) and other documents filed with respect to the tender offer at the SEC’s website at www.sec.gov. In addition, copies of the tender offer statement and related materials (when available) may be obtained for free by directing such requests to the information agent for the tender offer or by directing such requests to Arch investor relations at the phone number or e-mail address below. The solicitation/recommendation statement and related documents (when available) may be obtained by directing such requests to ICG investor relations at the phone number or e-mail address below.
Arch Coal 314/994-2897 cinchiostro@archcoal.com Ross Mazza rmazza@intlcoal.com 304/760-2526
Slide 26